                                                                    EXHIBIT 23.1
CONSENT OF INDEPENDENT ACCOUNTS



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-93055) of NRG Energy, Inc. of our report dated March 17, 2000 relating to the financial statements and Financial Statement Schedules, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers  LLP
--------------------------------------
PricewaterhouseCoopers  LLP
Minneapolis, Minnesota
March 29, 2000